UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 ___________________________________ SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 ___________________________________ Filed by the Registrant ☐ Filed by a Party other than the Registrant ☒ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12 TWFG, INC. _________________________________________________________________________________________________ (Name of Registrant as Specified In Its Charter) _________________________________________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0- 11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88310-P47146 TWFG, INC. 10055 GROGANS MILL RD STE. 500 THE WOODLANDS, TX 77380 TWFG, INC. 2026 Annual Meeting Vote by May 26, 2026 11:59 PM ET You invested in TWFG, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 27, 2026. Vote Virtually at the Meeting* May 27, 2026 9:00 a.m. (Central Time) Virtually at: www.virtualshareholdermeeting.com/TWFG2026 Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V88311-P47146 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Elect each of the six director nominees for a one-year term For Nominees: 01) Richard F. (“Gordy”) Bunch III 02) Michael Doak 03) Jonathan Anderson 04) Michelle Caroline Bunch 05) Robin A. Ferracone 06) Janet S. Wong 2. Ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the year ending December 31, 2026 For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.